Bear Stearns            Computational Material          Bear, Stearns & Co.,Inc.
Atlanta-Boston           IMC Home Equity Loan      Asset-Backed Securities Group
Chicago-Dallas              Trust 1996-3                       245 Park Avenue
Los Angeles-New York                                         New York, NY  10167
San Francisco-Frankfort                        (212) 272-2000;(212) 272-7294 fax
Geneva-Hong Kong-London
Paris-Toyko


                                FAX TRANSMITTAL

- --------------------------------------------------------------------------------
Fax to:                                                Date:
Company:                               #Pages (Incl. cover):
Fax No:
- --------------------------------------------------------------------------------
From:                                   Phone No:   (212) 272-
- --------------------------------------------------------------------------------

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION


The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information. The daya underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


      If you experience any problems receiving the above specified pages, please call (212) 272-3311 or the party listed above.


                                    -Page 1-



IMC Home Equity Loan Trust 1996-3
Information Relating to the Collateral

                                                     Fixed Rate Home Equity Loans)
                               Preliminary characteristics of the Initial Home Equity Loans as of 7/1/96


Total Number of Loans:                                                            4,022

Total Outstanding Loan Balance:                                            $249,885,488

       Balloon (% of Total):                                                     53.40%

       Level Pay (% of Total):                                                   46.60%

Average Loan Principal Balance:                                                 $62,130                   ($2,570 to $439,874)

Weighted Average CLTV:                                                           72.00%                   (4.10% to 116.96%)

Weighted Average Coupon:                                                        11.619%                   (7.600% to 19.250%)

Weighted Average Remaining Term to Maturity (months):                               221                   (46 to 360)

Weighted Average Seasoning (months):                                                  4                   (1 to 43)

Weighted Average Original Term (months):                                             224                  (60 to 360)

Range of Original Terms:                                                       Level Pay                             Balloons
                                                                    --------------------------------      --------------------------
                                                                          60:            0.12%                  60:           0.08%
                                                                       61 - 120:         1.39%               61 - 120:        0.12%
                                                                      121 - 180:        13.01%              121 - 180:        53.20%
                                                                      181 - 240:        10.56%
                                                                      241 - 300:         0.03%
                                                                      301 - 360:        21.50%

Lien Position:                                      1st Lien:              91.05%
                                                    2nd Lien:               8.95%

Property Type:
                                              Single Family Detached:      87.32%
                                                  Two to Four Family:       6.02%
                                              Single Family Attached:       3.61%
                                             Condominium / Townhouse:       2.36%
                                                               Other:       0.69%

Occupancy Status:
                                                      Owner Occupied:      91.39%
                                                  Non-Owner Occupied:       8.61%

Geographic Distribution:                                                        NY:              11.13%               MI:     7.34%
(states not listed individually account for                                     MD:               9.86%               OH:     5.85%
less than 5.00% of the Pool Balance)                                            FL:               9.03%
                                                                                NJ:               8.28%



- --------------------------------------------------------------------------------
              The information contained herein will be superseded
  by the description of the collateral contained in the prospectus supplement.
- -------------------------------------------------------------------------------




IMC Home Equity Loan Trust 1996-3
Information Relating to the Certificates (page 1 of 3)

Transaction Summary (a), (b)

- ---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------
                                               Estimated     Estimated    Estimated    Estimated
                                                  WAL        Modified     Principal    Principal       Expected
                  Approximate                 to Maturity    Duration      Lockout       Window         Ratings
  Certificate        Size         Coupon        (years)       (years)     (months)      (months)     (Moody's/S&P)
- ---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------
Class A-1         $ 84,132,000     Fixed            0.90         0.84         none            21        Aaa/AAA (b)
Class A-2         $ 30,423,000     Fixed            2.10         1.89           20            10        Aaa/AAA (b)
Class A-3         $ 39,920,000     Fixed            3.10         2.68           29            17        Aaa/AAA (b)
Class A-4         $  9,636,000     Fixed            4.00         3.35           45             6        Aaa/AAA (b)
Class A-5         $ 37,842,000     Fixed            5.20         4.14           50            27        Aaa/AAA (b)
Class A-6         $ 19,855,000     Fixed            7.30         5.35           76            25        Aaa/AAA (b)
Class A-7         $ 28,192,000     Fixed           11.14         7.00          100            77        Aaa/AAA (b)
- ---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------

Notes:   (a)      100%  Prepayment  Assumption:  4.0%  CPR in  month  1,  and an additional 1.636% per annum in each month thereafter until month 12. On and after month 12, 22% CPR.
         (b)      FSA surety bond.

Class A-1 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                         8.60       1.55        1.13       0.90        0.76        0.66
Modified Duration (years)                    5.89       1.40        1.04       0.84        0.72        0.63
First Principal Payment                   8/26/96    8/26/96     8/26/96    8/26/96     8/26/96     8/26/96
Last Principal Payment                    4/25/11   10/25/99    10/25/98    4/25/98    12/25/97    10/25/97
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     177         39          27         21          17          15
Illustrative Yield @ Par (30/360)          6.973%     6.722%      6.606%     6.501%      6.404%      6.314%
- ------------------------------------------------------------------------------------------------------------


Class A-2 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.74       3.94        2.74       2.10        1.71        1.44
Modified Duration (years)                    8.85       3.32        2.41       1.89        1.56        1.33
First Principal Payment                   4/25/11   10/25/99    10/25/98    4/25/98    12/25/97    10/25/97
Last Principal Payment                    4/25/11    4/25/01    10/25/99    1/25/99     7/25/98     3/25/98
Principal Lockout (months)                    176         38          26         20          16          14
Principal Window (months)                       1         19          13         10           8           6
Illustrative Yield @ Par (30/360)          7.183%     7.094%      7.040%     6.985%      6.932%      6.879%
- ------------------------------------------------------------------------------------------------------------








                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


IMC Home Equity Loan Trust 1996-3
Information Relating to the Certificates (page 2 of 3)


Class A-3 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.74       5.90        4.08       3.10        2.49        2.07
Modified Duration (years)                    8.75       4.63        3.41       2.68        2.20        1.86
First Principal Payment                   4/25/11    4/25/01    10/25/99    1/25/99     7/25/98     3/25/98
Last Principal Payment                    4/25/11   10/25/03     7/25/01    5/25/00     8/25/99     1/25/99
Principal Lockout (months)                    176         56          38         29          23          19
Principal Window (months)                       1         31          22         17          14          11
Illustrative Yield @ Par (30/360)          7.356%     7.307%      7.270%     7.231%      7.191%      7.151%
- ------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.74       7.63        5.29       4.00        3.20        2.65
Modified Duration (years)                    8.67       5.63        4.23       3.35        2.75        2.33
First Principal Payment                   4/25/11   10/25/03     7/25/01    5/25/00     8/25/99     1/25/99
Last Principal Payment                    4/25/11    7/25/04     2/25/02   10/25/00    11/25/99     5/25/99
Principal Lockout (months)                    176         86          59         45          36          29
Principal Window (months)                       1         10           8          6           4           5
Illustrative Yield @ Par (30/360)          7.499%     7.468%      7.439%     7.408%      7.376%      7.343%
- ------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.92       9.84        6.88       5.20        4.14        3.42
Modified Duration (years)                    8.63       6.67        5.16       4.14        3.43        2.90
First Principal Payment                   4/25/11    7/25/04     2/25/02   10/25/00    11/25/99     5/25/99
Last Principal Payment                    3/25/13    7/25/08     1/25/05   12/25/02     8/25/01     9/25/00
Principal Lockout (months)                    176         95          66         50          39          33
Principal Window (months)                      24         49          36         27          22          17
Illustrative Yield @ Par (30/360)          7.683%     7.666%      7.644%     7.620%      7.594%      7.567%
- ------------------------------------------------------------------------------------------------------------











                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


IMC Home Equity Loan Trust 1996-3
Information Relating to the Certificates (page 3 of 3)


Class A-6 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        18.93      13.45        9.62       7.30        5.80        4.77
Modified Duration (years)                    9.48       7.99        6.50       5.35        4.49        3.83
First Principal Payment                   3/25/13    7/25/08     1/25/05   12/25/02     8/25/01     9/25/00
Last Principal Payment                    4/25/18    4/25/11     7/25/07   12/25/04     3/25/03     1/25/02
Principal Lockout (months)                    199        143         101         76          60          49
Principal Window (months)                      62         34          31         25          20          17
Illustrative Yield @ Par (30/360)          7.986%     7.976%      7.961%     7.943%      7.924%      7.904%
- ------------------------------------------------------------------------------------------------------------


Class A-7 (to maturity)
- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        25.78      15.56       13.59      11.14        9.06        7.45
Modified Duration (years)                   10.40       8.49        7.90       7.00        6.11        5.33
First Principal Payment                   4/25/18    4/25/11     7/25/07   12/25/04     3/25/03     1/25/02
Last Principal Payment                    6/25/25   11/25/16    12/25/13    4/25/11     4/25/11    12/25/08
Principal Lockout (months)                    260        176         131        100          79          65
Principal Window (months)                      87         68          78         77          98          84
Illustrative Yield @ Par (30/360)          8.248%     8.236%      8.231%     8.222%      8.211%      8.198%
- ------------------------------------------------------------------------------------------------------------


** Class A-7 (to 10% clean-up call)

- ------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%        11%       16.5%        22%       27.5%         33%
- ------------------------------------------------------------------------------------------------------------
Average Life (years)                        23.99      14.74       11.74       8.93        7.11        5.86
Modified Duration (years)                   10.18       8.28        7.29       6.12        5.20        4.49
First Principal Payment                   4/25/18    4/25/11     7/25/07   12/25/04     3/25/03     1/25/02
Last Principal Payment                   11/25/20    4/25/11     5/25/08    7/25/05     9/25/03     6/25/02
Principal Lockout (months)                    260        176         131        100          79          65
Principal Window (months)                      32          1          11          8           7           6
Illustrative Yield @ Par (30/360)          8.247%     8.234%      8.226%     8.211%      8.196%      8.179%
- ------------------------------------------------------------------------------------------------------------











                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.